SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Consolidation of Variable Interest Entities (Details) - WFOE - USD ($)	12 Months Ended
	Jun. 30, 2019	Jun. 30, 2018	Jun. 30, 2017
Consolidated balance sheets
Current assets	$ 9,672,297	$ 2,537,419
Non-current assets	1,426,723	356,090
Total assets	11,099,020	2,893,509
Current liabilities	5,106,048	2,025,435
Total liabilities	5,106,048	2,025,435
Net assets	5,992,972	868,074
Statements of income and comprehensive income
Revenue	11,679,690	5,037,793	$ 3,817,574
Net income	5,188,919	2,325,599	1,642,569
Cash flows
Net cash provided by operating activities	1,965,866	1,638,638	1,100,498
Net cash used in investing activities	(918,678)
Net cash used in financing activities	(870,443)	(1,739,766)	(1,006,428)
Effect of exchange rate fluctuation on cash	(1,821)	4,499	52
Net increase (decrease) in cash	$ 174,924	$ (96,629)	$ 94,122